SECURITIES AND EXCHANGE
             COMMISSION 450 Fifth Street, NW Washington, DC 20549

                               FORM 8-K/A

                   AMENDMENT TO APPLICATION OR REPORT
             FILED PURSUANT TO SECTION 12, 13 OR 15(d) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

                     PNC MORTGAGE SECURITIES CORP.
       (Exact name of the registrant as specified in charter)

                             AMENDMENT NO. 1

   The undersigned registrant hereby amends the following items, financial exhibits or other portions of the Current Report on Form 8-K (the "Report on Form 8-K") filed with the Securities and Exchange Commission on March 23, 1999 as set forth below.

Item 7.  Financial Statements and Exhibits.

         Exhibit 99.2 which consists of the "Report of Independent Auditors on Agreements with State Street Bank and Trust Company", and previously filed with the Securities and Exchange Commission under cover of Form 8-K, dated March 23, 1999, is amended and attached hereto.

                               SIGNATURES
                               ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   PNC MORTGAGE SECURITIES CORP.
Date: April 20, 1999               By: \s\ Richard Careaga
                                       -------------------
                                       Richard Careaga
                                       Second Vice President and
                                       Assistant General Counsel